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[AGCO LOGO]  AGCO Corporation
             4205 River Green Parkway  Duluth, GA USA 30096-2584

             Telephone 770/813-9200 Fax 770/813-6118

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of AGCO Corporation (the "Company") on Form 10-Q for the period ended March 31, 2004 (the "Report"), I, Robert J. Ratliff, Chairman, President and Chief Executive Officer of the Company and I, Andrew H. Beck, Senior Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   to my knowledge, the Report fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                          /s/                 Robert J. Ratliff
                        --------------------------------------------------------
                                              Robert J. Ratliff
                                 Chairman, President and Chief Executive Officer
                                                May 10, 2004

                          /s/                  Andrew H. Beck
                        --------------------------------------------------------
                                               Andrew H. Beck
                               Senior Vice President and Chief Financial Officer
                                                May 10, 2004

AGCO - AGCOSTAR - AG-CHEM - CHALLENGER - FARMHAND - FENDT - FIELDSTAR - GLEANER - GLENCOE - HESSTON - LOR*AL MASSEY FERGUSON - NEW IDEA - SOILTEQ - SPRA-COUPE - TYE - WHITE PLANTERS - WILLMAR - AGCO FINANCE - AGCO PARTS